UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2016

Cynapsus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Canada	001-37426	98-1226819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Richmond Street West, Toronto, Ontario, Canada (Address of principal executive offices)	M6J 1C9 (Zip Code)

Registrant’s telephone number, including area code: 416-703-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

From September 20, 2016 to October 11, 2016, Cynapsus Therapeutics Inc. (the “Company”) issued an aggregate of 249,254 common shares pursuant to the exercise of warrants, for aggregate cash consideration of approximately Cdn$3,221,029. Such common shares were issued by the Company in the United States and to “U.S. persons” (as both such terms are defined in Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “Securities Act”)), in reliance upon Rule 506(b) of Regulation D under the Securities Act (“Regulation D”), solely to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D. Such common shares were issued outside the United States to non-U.S. persons in reliance upon Regulation S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNAPSUS THERAPEUTICS INC.

Date: October 11, 2016	By:	/s/ Andrew Williams
	Name:	Andrew Williams
	Title:	Chief Operating Officer and Chief Financial Officer